ANNUAL REPORT

                         YEAR ENDED OCTOBER 31, 1999

NEW CENTURY PORTFOLIOS
CONTENTS
------------------------------------------------------------------------------


PRESIDENT'S MESSAGE                                                     1


PERFORMANCE CHARTS                                                      2


NEW CENTURY CAPITAL PORTFOLIO

  Portfolio of Investments
    October 31, 1999                                                    3
  Statement of Assets and Liabilities
    October 31, 1999                                                    4
  Statement of Operations
    Year ended October 31, 1999                                         5
  Statement of Changes in Net Assets
    Years ended October 31, 1999 and 1998                               6
  Financial Highlights
    Five years in the period ended October 31, 1999                     7


NEW CENTURY BALANCED PORTFOLIO

  Portfolio of Investments
    October 31, 1999                                                    8
  Statement of Assets and Liabilities
    October 31, 1999                                                   10
  Statement of Operations
    Year ended October 31, 1999                                        11
  Statement of Changes in Net Assets
    Years ended October 31, 1999 and 1998                              12
  Financial Highlights
    Five years in the period ended October 31, 1999                    13


NEW CENTURY CAPITAL AND BALANCED PORTFOLIOS

  Notes to Financial Statements                                        14
  Report of Independent Certified Public Accountants                   17



------------------------------------------------------------------------------

                           PRESIDENT'S MESSAGE




Dear Fellow Shareholders:


I am pleased to present our Tenth Annual Report.

During the 12-month period ended October 31, 1999, the financial markets were volatile.

The Standard & Poors 500 Composite Stock Price Index, which reflects the performance of the stocks of the largest domestic companies, reached an intermediate peak in mid-July (up 27% for the period) only to give up 44% of its gain for the period by mid-October. The S&P then began an impressive rally which is continuing through the beginning of December.

The Russell 2000 Index, which reflects the performance of stocks of smaller-capitalized domestic companies, was not immune from volatility.
This Index posted an increase of 20% by mid-July. The Index then stumbled and gave up 55% of its gain for the period by the end of October.

The international equity markets as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index, gained 22% by April and added another 2% to its gain for the period by the end of October.

Volatility did not spare the fixed income sector. During the period interest rates increased and the price of bonds, which moves in the opposite direction of interest rates, declined. The Lehman Brothers Index of Long-Term Treasury Bonds declined by more than 6% during the period.

During this 12-month period of financial volatility, a disciplined long-term investment approach was crucial. Our investment discipline generated a 29% return in New Century Capital and a 15% return in New Century Balanced. The three-year Beta was .90 for the Capital Fund and .60 for the Balanced Fund. (Beta measures the risk of a fund relative to the variability of an index, in this case, the S&P 500. A fund with a Beta measure less than 1.0 would be expected to increase less than the Index during a rising market and to decrease less than the Index during a declining market.)

As we look forward to the next six months, our goal is to balance each fund's investment allocation among the sectors that are exhibiting the best risk-adjusted return. Within each sector, our goal is to continue to invest in the mutual funds that are exhibiting superior risk-adjusted performance. Although we can not predict future performance, we are confident that our disciplined investment approach will provide a risk-adjusted performance consistent with each fund's objectives. We thank you for selecting us to be part of your long-term investment strategy.

Sincerely,



Wayne M. Grzecki
President

                           PERFORMANCE CHARTS



                            [GRAPHIC OMITTED]


COMPARISON OF THE CHANGE IN VALUE OF A $10,000  INVESTMENT IN THE
NEW CENTURY  CAPITAL  PORTFOLIO  AND THE S&P 500 INDEX

Graph Data:

                              New Century Capital             S&P 500 Index

10/31/89                           $10,000                       $10,000
10/31/90                           $ 9,024                       $ 9,251
10/31/91                           $11,994                       $12,351
10/31/92                           $12,204                       $13,582
10/31/93                           $14,755                       $15,608
10/31/94                           $15,449                       $16,210
10/31/95                           $18,477                       $20,491
10/31/96                           $21,232                       $25,425
10/31/97                           $27,011                       $33,587
10/31/98                           $29,164                       $40,973
10/31/99                           $37,604                       $51,486


              Average  Annual  Total  Return  For The  Period  Ended
                                       10/31/99

                            1 Year            5 Years          10 Years
                            ------            -------          --------

New Century Capital         28.94%             19.47%           14.30%


                Past performance does not predict future performance.






                           [GRAPHIC OMITTED]


COMPARISON OF THE CHANGE IN VALUE OF A $10,000  INVESTMENT IN THE
NEW   CENTURY   BALANCED   PORTFOLIO   AND  A  BLENDED
EQUITY/BOND  INDEX


Graph Data:

                                                               S&P 500 Indx./
                                                               LB Interm Gov-
                             New Century Balanced              Corp

10/31/89                           $10,000                       $10,000
10/31/90                           $ 9,603                       $ 9,864
10/31/91                           $11,590                       $12,371
10/31/92                           $12,182                       $13,606
10/31/93                           $14,460                       $15,363
10/31/94                           $14,642                       $15,601
10/31/95                           $16,828                       $18,854
10/31/96                           $19,060                       $22,017
10/31/97                           $22,803                       $25,723
10/31/98                           $24,393                       $29,786
10/31/99                           $28,115                       $29,786



                   Average Annual Total Return For The Period Ended
                                        10/31/99

                            1 Year            5 Years          10 Years
                            ------            -------          --------

New Century Balanced        15.26%             13.94%           10.91%


             Past performance does not predict future performance.

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999
------------------------------------------------------------------------------


  Issuer                                               Shares          Value



INVESTMENT COMPANIES - 99.8%

Aggressive Funds - 11.4%

Janus Olympus Fund                                     113,405    $   4,634,844
Oppenheimer Capital Appreciation                        92,766        4,392,452
Rydex OTC                                               38,860        2,304,372
Transamerica Premier Aggressive Growth                  89,827        2,356,155
                                                                  -------------
                                                                     13,687,823
Growth and Income Funds - 31.5%

Citizens Index Fund                                    121,470        3,070,770
Goldman Sachs Core U.S. Equity A                       200,142        7,083,020
Janus Growth and Income                                112,020        4,126,815
SEI Index S&P 500 Index E                               93,522        3,977,470
Vanguard Index 500                                     156,698       19,751,808
                                                                  -------------
                                                                     38,009,883
Growth Funds - 32.2%

Janus                                                  314,527       13,455,458
Legg Mason Value Prime                                  76,423        5,338,168
Marsico Growth and Income                              466,481        8,158,749
Performance Large Cap Equity                           145,013        4,256,132
Vanguard Index Growth                                  213,049        7,661,240
                                                                  -------------
                                                                     38,869,747
Foreign Stock Funds - 10.2%

Acorn International                                    123,394        3,369,902
American Century International
  Discovery Institutional                              130,602        1,646,889
Artisan International                                  194,361        4,066,035
Federated International                                110,163        3,184,821
                                                                  -------------
                                                                     12,267,647
Small Company Funds - 14.5%

AIM Small Cap Growth                                   130,375        3,196,798
Berger New Generation                                  124,672        3,583,071
Berger Small Cap Value Institutional                   188,700        3,909,858
Eclipse Small Cap Value                                240,955        2,730,025
Mutual Discovery Z                                       1,358           26,136
State Street Research Aurora                           212,887        4,044,853
                                                                  -------------
                                                                     17,490,741

Total investment companies (Cost $92,887,929)            99.8%      120,325,841
Liabilities in excess of assets                           0.2%          256,871
                                                     ---------    -------------
       Net assets                                       100.0%    $ 120,582,712
                                                       =======    =============

Cost for federal income tax at October 31, 1999 was $92,887,929 and net unrealized appreciation consisted of:

   Gross unrealized appreciation                                  $  28,068,285
   Gross unrealized depreciation                                       (630,373)

   Net unrealized appreciation                                    $  27,437,912
                                                                  =============

------------------------------------------------------------------------------

                           See notes to financial statements
                                          -3-

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
------------------------------------------------------------------------------


ASSETS
 Investments, at value (Cost $92,887,929) (Note 1A)              $ 120,325,841
  Cash                                                                 449,462
  Receivable for
   Interest                                                              1,471
  Capital stock sold                                                    10,000

      Total assets                                                 120,786,774


LIABILITIES
 Payable for
  Capital stock redeemed                                                23,227
 Investment advisory fee                                                94,110
 Administrative fee                                                      6,000
 Accrued expenses                                                       80,725

     Total liabilities                                                 204,062

NET ASSETS

 (applicable to 7,216,324 outstanding shares;
  unlimited number of shares of beneficial interest
  authorized, $.01 par value.)                              $      120,582,712
                                                            ==================


Net asset value, offering price and redemption
price per share ($120,582,712 / 7,216,324 shares
of beneficial interest outstanding)                                     $16.71
                                                                        ======

Net assets consist of:
 Undistributed net realized gain on investments                  $   7,053,111
 Unrealized appreciation of investments                             27,437,912
 Paid-in capital                                                    86,091,689
                                                                 -------------
       Total net assets                                          $ 120,582,712
                                                                 =============




------------------------------------------------------------------------------

                       See notes to financial statements
                                      -4-

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF OPERATIONS
Year ended October 31, 1999
-------------------------------------------------------------------------------


NET INVESTMENT LOSS
  Income
    Interest                                                    $      19,589
    Dividends                                                         500,517
                                                                 ------------
      Total investment income                                         520,106

    Expenses
       Distribution costs (Note 3)                                    190,308
       Investment advisory fees (Note 2)                            1,069,099
       Transfer agent fees                                             31,164
       Legal and audit fees                                            36,965
       Custody and accounting fees                                     86,294
       Registration and filing fees                                    12,428
       Administration fee (Note 2)                                     71,863
       Trustees' fees                                                   7,965
       Other                                                           11,932
                                                                 ------------
          Total expenses                                            1,518,018

          Net investment loss                                        (997,912)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  5,270,799
  Capital gain distributions from
    regulated investment companies                                  3,199,821
  Net unrealized appreciation of
    investments during the year                                    19,225,559

     Net realized and unrealized gain on investments               27,696,179
                                                                 ------------


     Net increase in net assets resulting
       from operations                                      $      26,698,267
                                                            =================



------------------------------------------------------------------------------

                       See notes to financial statements
                                     -5-

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
Years ended October 31,
------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
                                                    1999                 1998
                                                    ----                 ----
OPERATIONS
 Net investment loss                         $    (997,912)       $   (581,423)
 Net realized gain on investments                5,270,799           5,919,837
 Capital gain distributions from regulated
  investment companies                           3,199,821           5,157,916
 Net unrealized appreciation (depreciation)
  of investments                                19,225,559          (4,543,009)
                                              -------------        ------------
   Net increase in net assets
    resulting from operations                   26,698,267           5,953,321

DISTRIBUTIONS TO SHAREHOLDERS
 Realized gains on investments
 ($1.53 and $1.46 per share, respectively)      (9,820,727)         (7,850,147)

CAPITAL SHARE TRANSACTIONS
 Increase in net assets from
  capital share transactions (a)                13,540,820          13,669,847
                                             ----------------  ---------------


    TOTAL INCREASE IN NET ASSETS                30,418,360          11,773,021


NET ASSETS
  Beginning of period                           90,164,352          78,391,331
                                             -------------        ------------

  End of period                              $ 120,582,712        $ 90,164,352
                                             =============        ============



(a) Summary of capital share transactions is as follows:




                                                   1999                                                  1998
                                       ----------------------------                         -----------------------------
                                         Shares                   Value               Shares                             Value


Shares sold                             1,120,772              $17,427,343           943,259                   $       13,807,429
Shares issued on
  reinvestment of distributions           631,817                9,357,214           541,907                            7,364,519
                                     ------------          ---------------       -----------                     ----------------

                                        1,752,589               26,784,557         1,485,166                           21,171,948
Shares redeemed                          (843,278)             (13,243,737)         (523,418)                          (7,502,101)
                                       ----------            -------------        ----------                         ------------
    Net increase                          909,311        $      13,540,820           961,748                  $        13,669,847
                                      ============        =================     =============                 ===================





------------------------------------------------------------------------------

                     See notes to financial statements
                                   -6-

NEW CENTURY CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------

(For a Share Outstanding Throughout each Period)



                                                      Years ended October 31,



                                                         1999         1998        1997          1996          1995

PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                   $14.30     $   14.67     $13.51       $ 13.12    $    12.31
                                                        ------       -------     ------       --------     --------

 Income (loss) from investment operations
  Net investment loss                                    (0.14)        (0.09)     (0.10)        (0.09)        (0.06)
  Net gain on securities
   (both realized and unrealized)                         4.08          1.18       3.29          1.90          2.16
                                                          ----        ------     -------      ---------      --------
     Total from investment operations                     3.94          1.09       3.19          1.81          2.10
                                                          ----        ------     -------      ---------      --------

    Less distributions
       Distributions from capital gains                  (1.53)        (1.46)     (2.03)        (1.42)        (1.29)
                                                         -----        -------     -----       ---------      --------

    Net asset value, end of period                      $16.71     $   14.30     $14.67    $    13.51        $13.12
                                                        ======       =======     ======     ==========      =========


TOTAL RETURN                                             28.94  %       7.97 %    27.22 %       14.91 %       19.60 %


RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year                           $120,583      $ 90,164   $ 78,391      $ 62,741      $ 50,889
    Ratio of expenses to
       average net assets                                 1.39  %       1.44 %     1.43 %        1.47 %        1.61 %
    Ratio of net investment loss to
       average net assets                                -0.91  %      -0.67 %    -0.76 %       -0.69 %       -0.52 %
    Portfolio turnover                                      64  %        102 %       93 %         214 %         206 %



-------------------------------------------------------------------------------

                     See notes to financial statements
                                   -7-

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999
------------------------------------------------------------------------------


    Issuer                                          Shares           Value

  INVESTMENT COMPANIES - 99.5%

Growth and Income Funds - 29.2%

Citizens Index Fund                                 70,059       $  1,771,080
Franklin Mutual Shares                                 715             15,172
Goldman Sachs Core U.S. Equity A                    51,326          1,816,424
Janus Growth and Income                             53,245          1,961,546
Lexington Corporate Leaders                        113,357          1,976,947
SEI Index S&P 500 Index E                           52,176          2,219,064
Strong Growth & Income                              63,922          1,614,679
Vanguard Index 500                                  62,101          7,827,861
                                                                  ------------
                                                                   19,202,773

Growth Funds - 15.6%

Janus                                               88,802          3,798,961
Legg Mason Value Prime                              24,039          1,679,119
Marsico Growth and Income                          163,245          2,855,146
Vanguard Index Growth                               52,401          1,884,342
                                                                  ------------
                                                                   10,217,568

Small Company Funds - 10.5%

AIM Small Cap Growth                                63,553          1,558,322
Berger New Generation                               55,556          1,596,667
Berger Small Cap Value Institutional               142,856          2,959,967
Eclipse Small Cap Value                             68,530            776,442
                                                                  ------------
                                                                    6,891,398

Convertible Security Funds - 4.0%

MainStay Convertible A                              98,133          1,397,408
Nations Capital Income A                            65,651          1,243,428
                                                                  ------------
                                                                    2,640,836

Foreign Stock Funds - 7.0%

Acorn International                                 61,950          1,691,842
American Century International
  Discovery Institutional                           57,708            727,700
Artisan International                              104,126          2,178,316
                                                                  ------------
                                                                    4,597,858

General Corporate Bond Funds - 2.7%

Strong Corporate Bond                              168,986          1,791,249
                                                                 ------------



------------------------------------------------------------------------------

                       See notes to financial statements
                                     -8-

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - (Continued)
October 31, 1999
------------------------------------------------------------------------------


   Issuer                                             Shares          Value

Government Treasury Bond Funds - 4.6%

American Century - Benham Target Maturities 2005      29,370        2,129,027
American Century - Benham Target Maturities 2010      13,629          761,010
Vanguard Fixed Income Intermediate Term U.S.          11,978          123,853
                                                                  ------------
                                                                    3,013,890

High Quality Bond Funds - 3.3%

Dodge & Cox Income                                   116,556        1,354,378
Scudder Income                                        66,567          830,087
                                                                  ------------
                                                                    2,184,465

High Yield Bond Funds - 14.7%

John Hancock High Yield                              155,367          969,493
Mainstay High Yield Corporate Bond                   607,333        4,524,632
Northeast Investors                                  420,685        4,177,398
                                                                  ------------
                                                                    9,671,523

Worldwide Bond Funds - 7.9%

PIMCO Foreign Institutional                          339,610        3,440,244
PIMCO Global Institutional                           187,375        1,757,573
                                                                  ------------
                                                                    5,197,817



 Total investment companies (Cost $58,845,343)         99.5%       65,409,377
 Cash and other assets in excess of liabilities         0.5%          311,903
                                                    --------     -------------

       Net assets                                     100.0%     $ 65,721,280
                                                      ======     ============


Cost  for  federal  income  tax at
October  31,  1999 was $58,845,343  and net
unrealized appreciation consisted of:

   Gross unrealized appreciation                                 $  8,127,406
   Gross unrealized depreciation                                   (1,563,372)
                                                                 ------------
       Net unrealized appreciation                               $  6,564,034
                                                                 ============



------------------------------------------------------------------------------

                       See notes to financial statements
                                     -9-

NEW CENTURY BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
------------------------------------------------------------------------------


ASSETS
 Investments, at value (Cost $58,845,343) (Note 1A)              $ 65,409,377
 Cash                                                                 315,852
 Receivables for
  Capital stock sold                                                      200
  Dividends and interest                                               69,431
                                                                 ------------
     Total assets                                                  65,794,860


LIABILITIES
 Payable for
  Investment advisory fee                                              54,172
  Administrative fee                                                    3,200
  Accrued expenses                                                     16,208
                                                                 ------------
     Total liabilities                                                 73,580


NET ASSETS
 (applicable to 4,896,539 outstanding shares;
  unlimited number of shares of beneficial
  interest authorized, $.01 par value.)                     $      65,721,280
                                                            =================


Net asset value, offering price and redemption
price per share ($65,721,280 / 4,896,539 shares
of beneficial interest outstanding)                                    $13.42
                                                                       ======

Net assets consist of:
 Undistributed net realized gain on investments                  $  4,062,010
 Unrealized appreciation of investments                             6,564,034
 Paid-in capital                                                   55,095,236
                                                                 ------------
       Total net assets                                          $ 65,721,280
                                                                 ============



------------------------------------------------------------------------------

                      See notes to financial statements
                                    -10-

NEW CENTURY BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
Year ended October 31, 1999
------------------------------------------------------------------------------


NET INVESTMENT INCOME
 Income
   Interest                                                      $      12,685
   Dividends                                                         1,801,027
                                                                   -----------
     Total investment income                                         1,813,712

 Expenses
   Distribution costs (Note 3)                                         117,985
   Investment advisory fees (Note 2)                                   624,526
   Transfer agent fees                                                  28,315
   Legal and audit fees                                                 20,248
   Custody and accounting fees                                          59,349
   Registration and filing fees                                         10,671
   Administration fee (Note 2)                                          39,254
   Trustees' fees                                                        4,343
   Other                                                                 5,720
                                                                   -----------
       Total expenses                                                  910,411

             Net investment income                                     903,301


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                   2,938,374
  Capital gain distributions from
   regulated investment companies                                    1,577,632
  Net unrealized appreciation of
   investments during the year                                       3,133,807
                                                                   -----------
    Net realized and unrealized gain on investments                  7,649,813
                                                                   -----------

    Net increase in net assets resulting from operations        $    8,553,114
                                                               ================



-------------------------------------------------------------------------------

                           See notes to financial statements
                                          -11-

NEW CENTURY BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
Years ended October 31,
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
                                                       1999             1998
                                                       ----             ----
OPERATIONS
 Net investment income                           $    903,301     $    804,861
 Net realized gain on investments                   2,938,374        2,740,780
 Capital gain distributions from regulated
  investment companies                              1,577,632        2,252,579
 Net unrealized appreciation
  (depreciation) of investments                     3,133,807       (2,511,268)
                                                -------------     ------------
  Net increase in net assets resulting
   from operations                                  8,553,114        3,286,952

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  ($0.20 and $0.21 per share, respectively)          (903,301)        (804,861)
 Realized gains on investments
  ($1.09 and $1.06 per share, respectively)        (4,811,756)      (3,906,114)

CAPITAL SHARE TRANSACTIONS
 Increase in net assets from capital
  share transactions (a)                            6,692,789        8,721,229
                                                 ------------     ------------

    TOTAL INCREASE IN NET ASSETS                    9,530,846        7,297,206


NET ASSETS
  Beginning of period                              56,190,434       48,893,228
                                                 ------------      -----------

  End of period                                  $ 65,721,280     $ 56,190,434
                                                 ============      ============



(a) Summary of capital share transactions is as follows:



                                                        1999                                      1998
                                             ----------------------------            -----------------------------
                                             Shares                 Value            Shares                  Value

Shares sold                                  531,039               $7,001,002        689,907         $     8,996,626
Shares issued on
 reinvestment of distributions               411,727                5,260,712        342,996               4,273,243
                                            ------------           ----------     ------------       -----------------
                                             942,766               12,261,714      1,032,903              13,269,869
Shares redeemed                             (425,308)              (5,568,925)      (348,325)             (4,548,640)
                                            ------------         ------------     ------------       -----------------

  Net increase                               517,458               $6,692,789        684,578         $     8,721,229
                                            ============         ============     ============       =================




-------------------------------------------------------------------------------

                       See notes to financial statements
                                     -12-

NEW CENTURY BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For a Share Outstanding Throughout each Period)

                                                       Years ended October 31,


                                                         1999          1998         1997         1996          1995

PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                   $12.83    $   13.23        $12.21      $ 11.82       $ 11.22
                                                        ------      -------        ------      --------      --------

 Income from investment operations
   Net investment income                                  0.20         0.21          0.21         0.18          0.24
   Net gain on securities
    (both realized and unrealized)                        1.68         0.66          2.01         1.30          1.28
                                                          ----        ------       -------      -------        ------
       Total from investment operations                   1.88         0.87          2.22         1.48          1.52
                                                          ----        ------       -------      -------        ------

  Less distributions
    Dividends from net investment income                 (0.20)       (0.21)        (0.21)       (0.18)        (0.24)
    Distributions from capital gains                     (1.09)       (1.06)        (0.99)       (0.91)        (0.68)
                                                         -----       -------        -----        ------        ------
          Total distributions                            (1.29)       (1.27)        (1.20)       (1.09)        (0.92)
                                                         ------      -------       -------       -------       -------

    Net asset value, end of period                      $13.42    $   12.83        $13.23     $  12.21      $  11.82
                                                        ======      =======        ======     =========     ==========

TOTAL RETURN                                             15.26  %      6.97 %       19.64 %      13.24 %       14.93 %

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year                            $65,721      $56,190       $48,893      $40,423       $30,124
    Ratio of expenses to
       average net assets                                 1.46  %      1.46 %        1.41 %       1.61 %        1.72 %
    Ratio of net investment income to
       average net assets                                 1.45  %      1.51 %        1.58 %       1.45 %        2.14 %
    Portfolio turnover                                      60  %        59 %          80 %        172 %         191 %




-------------------------------------------------------------------------------

                       See notes to financial statements
                                     -13-

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 1999
-------------------------------------------------------------------------------


(1) SIGNIFICANT ACCOUNTING POLICIES

    New Century Portfolios ("New Century") is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and currently offers shares of two series: New Century Capital Portfolio and New Century Balanced Portfolio (together, "the Portfolios"). The investment objective of the New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign). The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), and fixed income securities (domestic and foreign). The price of shares of these Portfolios fluctuates daily and there are no assurances that the Portfolios will be successful in achieving their stated investment objectives. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.


    A.  INVESTMENT VALUATION
        Investments, representing primarily capital stock of other open-end investment companies, are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

    B.  FEDERAL INCOME TAXES
        It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax to the Portfolios. Therefore, no federal income or excise tax provision is required.

    C.  INVESTMENT TRANSACTIONS
        Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined using the first-in, first-out method.

    D.  INCOME RECOGNITION
        Interest is accrued on portfolio investments daily. Dividend income is recorded on the ex-dividend date.

    E.  COST OF OPERATIONS
        The Portfolios bear all costs of their operations other than expenses specifically assumed by the Advisor. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among each Portfolio in relation to the net assets of each Portfolio.

    F.  USE OF ESTIMATES
        In  preparing  financial   statements  in  accordance  with  generally
        accepted accounting principles, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

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                                          -14-

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 1999
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(2)       INVESTMENT ADVISORY FEE, ADMINISTRATIVE AGREEMENT AND TRUSTEES' FEE

      Fees paid by the Portfolios pursuant to an Investment Advisory Agreement with Weston Financial Group, Inc. (the "Advisor") are computed daily and paid monthly at an annualized rate of 1% on the first $100 million of average daily assets and .75% of net assets exceeding that amount. The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the two series.

      Fees paid by the Portfolio pursuant to an Administration Agreement with the Advisor to administer the ordinary course of the Portfolios' business are paid monthly from a detail of actual expenses incurred in the overseeing of the Portfolios' affairs. All expenses incurred overseeing the Portfolios' affairs are reimbursed monthly.

      The Portfolios pay each Trustee who is not affiliated with the Advisor $4,000 annually.


(3)       DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

      The Portfolios have adopted a Distribution Plan (the "Plan") under
Section 12(b) of the Investment Company Act of 1940 and Rule 12(b)-1 thereunder. Under the Plan, each Portfolio may pay up to .25% of its average daily net assets to Weston Securities Corporation (the "Distributor") for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

      During the year ended October 31, 1999, the Distributor received sales commissions and other compensation of $83,399 and $38,176 in connection with the purchase of investment company shares by New Century Capital Portfolio and New Century Balanced Portfolio, respectively. Weston Securities Corp. has voluntarily agreed to waive payments made by each Portfolio pursuant to the distribution plans in amounts equal to the sales commissions and other compensation.

      Certain officers and trustees are also officers and/or directors of the Advisor and the Distributor.


(4)       INVESTMENT TRANSACTIONS

      For the year ended October 31, 1999, the cost of purchases and the proceeds from sales of securities other than short-term notes were as follows:


                                               Purchases              Sales


 New Century Capital Portfolio                $74,663,217          $69,428,142
 New Century Balanced Portfolio               $40,280,704          $37,058,935



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                                     -15-


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              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
New Century Portfolios
Wellesley, Massachusetts


We have audited the statements of assets and liabilities of New Century Portfolios (comprising, respectively, the New Century Capital Portfolio and the New Century Balanced Portfolio), including the portfolios of investments, as of October 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1996 were audited by other auditors whose report dated November 22, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Portfolios as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.






                                             BRIGGS, BUNTING & DOUGHERTY, LLP




Philadelphia, Pennsylvania
November 24, 1999

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fee expense and other pertinent information.